Summary of Significant Accounting Policies - Schedule of Reconciles Cash, Cash Equivalents, and Restricted Cash (Details) - USD ($) $ in Thousands	Sep. 28, 2025	Dec. 31, 2024	Dec. 29, 2024	Sep. 29, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Reconciles Cash, Cash Equivalents, and Restricted Cash [Abstract]
Cash and cash equivalents	$ 5,072		$ 13,378		$ 2,593
Restricted cash	3,841		3,841		3,823
Total cash, cash equivalents and restricted cash	$ 8,913	$ 17,219	$ 17,219	$ 83,343	$ 6,416	$ 8,316